As filed with the Securities and Exchange Commission on December 16, 2010

Securities Act Registration No. 333-170243

Investment Company Registration No. 811-22489

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1

PennantPark Senior Floating Rate Fund Inc.

(Exact Name of Registrant as Specified in Charter)

590 Madison Avenue

15th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 905-1000

(Registrant’s Telephone Number, Including Area Code)

Arthur H. Penn

PennantPark Senior Floating Rate Fund Inc.

590 Madison Avenue

15th Floor

New York, New York 10022

(212) 905-1000

(Name and address of Agent for Service)

Copies to:

Thomas J. Friedmann

David J. Harris

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$71.30

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	This amount was previously paid with the initial filing.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated [            ], 2011

PRELIMINARY PROSPECTUS

            Shares

PennantPark Senior Floating Rate Fund Inc.

Common Stock

$[            ] per Share

PennantPark Senior Floating Rate Fund Inc., or the Fund, is a newly organized, non-diversified, closed-end management investment company.

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund can offer no assurance that it will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Fund will seek to achieve its investment objectives by investing primarily in senior, secured floating rate loans made to companies whose debt is rated below investment grade, or Senior Loans, and investments with similar economic characteristics.

Under normal market conditions, the Fund will invest at least 80% of the Fund’s Managed Assets in Senior Loans (as those terms are defined in this prospectus), and investments with similar economic characteristics. Senior Loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, plus a premium. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds.” Securities of this type are often high risk and have speculative characteristics.

This prospectus relates to the offering of the common stock of the Fund, for which the Fund has applied for listing on [            ] under the ticker symbol [“            ”]. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on [            ] or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate its performance.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. The Securities and Exchange Commission, or the SEC, maintains a website (http://www.sec.gov) that contains the annual and semiannual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semiannual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund please write to us at 590 Madison Avenue, 15th Floor, New York, New York 10022, call us at (212) 905-1000 or visit the Fund’s website at www.pennantpark.com. This reference to the Fund’s website does not incorporate the contents of the website into this prospectus.

Investing in the Fund’s common shares involves certain risks. See “Risk Factors” beginning on page 25 of this prospectus.

	Per Share	Total(1)
Public offering price	$	$

Sales load	$	$
Proceeds, after expenses, to the Fund	$	$

(1)	The Fund has granted the underwriters an option to purchase up to additional shares of common stock at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriters.”

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about                     , 2011.

The date of this prospectus is                     , 2011.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included elsewhere in this prospectus. The information below is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the related Registration Statements filed with the SEC.

The Fund	PennantPark Senior Floating Rate Fund Inc., or the Fund, is a corporation organized under the laws of the State of Maryland and registered with the SEC under the Investment Company Act of 1940, or the Investment Company Act, as a closed-end, non-diversified management investment company. PennantPark Investment Advisers LLC, or the Adviser, serves as the Fund’s investment adviser.

The Offering	The Fund is offering shares of its common stock at an initial offering price of $[ ] per share, which price includes a sales load of [ ]% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933, or the Securities Act, and will be offered through a group of underwriters led by [ ]. An investor buying shares of common stock (often referred to as “shares” in this prospectus) during the Fund’s initial public offering generally must purchase at least 100 shares. The underwriters have an option to purchase up to an additional shares of the Fund within 45 days of the date of this prospectus to cover any overallotments. See “Underwriters.”

Who May Want to Invest	The Fund may be an appropriate investment for investors who are seeking a closed-end fund that will invest primarily in leveraged loans and securities with similar characteristics selected by a professional investment adviser. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Investment Objectives	The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund can offer no assurance that it will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

The Fund may change its investment objectives on 60 days’ prior notice to stockholders.

Investment Strategies	The Fund will seek to achieve its investment objectives by investing primarily in senior, secured floating rate loans and other instruments made to companies whose debt is rated below investment grade and investments with similar economic characteristics. We refer to such loans, instruments and other investments in this prospectus as the “Senior Loans.” In focusing on senior secured floating rate instruments, the Fund’s primary investment focus differs from that of PennantPark Investment Corporation, a business development company for which the Adviser also acts as investment adviser, although there may be limited overlap in terms of targeted investments for the Fund and such other entity. Senior Loans will hold “first” lien security interests in the collateral of the Borrowers (as defined below) ranking prior to any other liens on such collateral and will typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, or LIBOR, plus a premium. Senior Loans and investments with similar economic characteristics are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (collectively, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.

Senior Loans typically are rated below investment grade. Securities and other instruments rated below investment grade (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”). If unrated, Senior Loans must be determined by the Adviser to be of comparable quality to securities generally receiving such ratings. Below investment grade securities often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Although many of the Fund’s investment securities may be rated below investment grade, the Fund reserves the right to invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

The Fund may invest in subordinated loans and corporate bonds. Subordinated loans and corporate bonds generally have the same characteristics as Senior Loans except that such loans and bonds are subordinated in payment and/or hold liens on collateral that rank lower in priority than first liens. A corporate bond issuer generally pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some corporate bonds are “perpetual,” in that they have no maturity date.

In addition to the types of securities and investments listed above, the Fund also may invest in: (1) loan interests and corporate bonds that are not secured by any collateral interest in the assets or securities of the Borrower; (2) other income producing securities (including U.S. Government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities); (3) rights, warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates; and (4) structured products. The Fund may also invest in collateralized loan obligations (“CLOs”) or collateralized debt obligations (“CDOs”) (including synthetic CLOs or CDOs), asset-backed securities, repurchase agreements, reverse repurchase agreements, cash and cash equivalents, options, futures contracts, options on futures contracts, options on forward contracts or other derivatives or financial instruments (including credit-linked notes, commodity-linked notes, indexed and inverse floating rate securities, convertible instruments and preferred stocks), shares of money market mutual funds or other investment companies or other pooled investment vehicles. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single-name credit default swaps, single-name loan credit default swaps and total return swaps and other similar transactions.

The Fund expects to use derivative instruments, if at all, generally to hedge its exposure (i.e., limit its downside risk) through the use of interest rate swaps, currency swaps and credit default swaps. The Fund may also use options, futures and forward contracts or options on futures contracts for the same purpose. Likewise, the Fund may make judicious use of these instruments, as well as investments in collateralized debt and loan obligations and total return swaps, to obtain exposure to classes of assets which may not be easily obtained through direct market purchases of the underlying instruments, as well as to boost expected returns on investments in specific asset classes. In addition, the Fund may from time to time enter into total return swaps, securitization transactions and other forms of derivative securities to finance its operations.

In seeking to achieve the Fund’s investment objectives, the Adviser intends to construct and actively manage a portfolio of Senior Loans and other investments utilizing the strategies discussed below. The Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process in which the credit ratings of each Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

•

Investing in stable Borrowers with positive cash flow. The Adviser intends to invest in Borrowers believed to be stable and well established, with strong cash flows and profitability. The Adviser believes these attributes indicate Borrowers that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

•

Proven management teams. The Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success. The Adviser typically will require that Borrowers have in place proper incentives to align management’s goals with the Fund’s goals.

•

Private equity sponsorship. The Adviser may seek to cause the Fund to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of Borrowers with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise so as to maintain their ownership position.

•

Investments in different Borrowers and industries. The Adviser will seek to invest the Fund’s assets broadly among Borrowers and industries. The Adviser believes that this diversified approach will potentially reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of the Fund’s portfolio.

In managing the Fund’s portfolio, the Adviser intends to monitor credit risk regularly and periodically with a goal toward identifying early, and selling, Senior Loans and other investments with potential credit problems. This monitoring process may include reviewing (1) a Borrower’s financial resources and operating history; (2) comparing a Borrower’s current operating results with the Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a Borrower’s sensitivity to economic conditions; (4) the performance of a Borrower’s management; (5) a Borrower’s debt maturities and borrowing requirements; (6) a Borrower’s interest and asset coverage; and (7) the relative value of an investment based on a Borrower’s anticipated cash flow.

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the board of directors of the Fund with at least 60 days’ prior notice provided to stockholders. In this prospectus, “Managed Assets” means the total assets of the Fund (including any assets attributable to shares of preferred stock of the Fund that may be issued or to money borrowed from banks or financial institutions or notes issued by the Fund for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

The secondary investment objective of the Fund is to seek preservation of capital, consistent with its primary goal of high current income. The ability of the Fund to achieve its secondary investment objective is limited due to the Fund’s investment policy of investing primarily in Senior Loans and investments with similar economic characteristics, which may be speculative. The Adviser will seek to achieve its secondary investment objective through a disciplined approach to the selection of credit investments and its evaluation of Borrowers. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, the Fund is classified as “non-diversified” under the Investment Company Act, and its investment portfolio may be more concentrated than the portfolios of other issuers. The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common stockholders. To offset any potentially negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or unwind other leveraged transactions. The Fund may also attempt to reduce its use of leverage by redeeming or otherwise purchasing outstanding preferred stock, if any.

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Leverage	The Fund currently anticipates utilizing leverage. In order to buy additional securities, the Fund may incur in leverage in an aggregate amount of up to 33 1/3% of its Managed Assets at the time such leverage is incurred (which would be equivalent to 50% of the Fund’s net assets). The Fund may issue preferred stock and/or notes, enter into total return swaps, and borrow funds from banks and other financial institutions.

All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common stockholders. The use of debt to leverage the Fund’s common stock can create risks. Increases or decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes assets purchased using leverage. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common stockholders. It is expected that preferred stockholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may negotiate with one or more large commercial banks to arrange a floating rate credit facility, which we refer to in this prospectus as a “Credit Facility,” pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets less any amounts of existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage. The Fund may choose not to enter into a Credit Facility. See “Leverage.”

Risk Factors	General. Investing in the Fund involves certain risks, and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your stock also will be impacted by the Fund’s ability to implement its investment strategy successfully, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Investment and Market Risk. An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common stock represents an indirect investment in the portfolio of Senior Loans and other securities owned by the Fund, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common stock may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of stockholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Senior Loans Risk. Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate by Borrowers, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment-grade, fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Either such step would negatively affect the Fund’s performance.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for some Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund will not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for some Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may acquire Senior Loans through assignments or participations of interests in a Senior Loan. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the same level of due diligence on a Borrower or the quality of the Senior Loan with respect to which it is buying a participation as it would conduct if it were investing directly in the Senior Loan. This difference may result in the Fund being exposed to greater credit or fraud risk with respect to such Borrower or Senior Loan than the Fund expected when initially purchasing the participation.

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated to the general obligations of a Borrower in priority of payment and/or rank lower in lien priority to the first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the unsecured senior or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade. Non-investment grade or “high yield” fixed income or convertible securities, often referred to as “leveraged loans,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments which have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on such securities, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by such Borrower’s creditworthiness and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives, which may expose it to additional risk in the event that the securities underlying the derivatives default.

Prepayment Risk. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among loan investors. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to stockholders. Prepayments cannot be predicted with accuracy. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and subordinated loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk. Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans or similar securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. Where a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and Defaulted Securities. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more rating agencies or, if unrated, are in the judgment of the Adviser of equivalent quality. We refer to such securities in this prospectus as “Distressed Securities.” Investment in Distressed Securities is speculative and involves significant risks.

Structured Products Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the critical factor or factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

General Risks Associated with Derivatives. The Fund may use derivative instruments, or Derivatives, including swaps, synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objectives. The use of Derivatives may subject the Fund to the following risks:

•

Credit Risk — the risk that a counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Some participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty in a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially.

•	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk — the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter Derivative transactions.

•

Correlation Risk — the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings being hedged or of the particular market or security to which the Fund seeks exposure.

•

Index Risk — if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage Risk. The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets (which would be equivalent to 50% of the Fund’s net assets) at the time the leverage is incurred in order to buy additional securities. The Fund may obtain leverage by issuing preferred stock and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically by entering into swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common dividends, but also creates risks for the holders of common stock. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common stockholders. If issued, the Fund will have to pay dividends on its preferred stock or interest on its notes or borrowings. These payments, in turn, will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred stock and/or notes as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common stock, such that holders of preferred stock and/or notes would have priority over the common stockholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is issued and outstanding, holders of the preferred stock would elect two directors of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs. If the preferred stock were limited in its term, redemptions of such preferred stock would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common stockholders. In addition, if the Fund elects to issue preferred stock or notes, its ability to make distributions to stockholders of its common stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act.

The Fund will pay (and holders of our common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes issued by the Fund, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred stock and/or notes will result in a higher yield or return to the holders of the common stock. If the Fund offers and/or issues preferred stock and/or notes, the costs of the offering will be borne immediately by the Fund’s common stockholders and result in a reduction of the net asset value of the common stock.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common stockholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate (if any) of the common stock than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes that the Fund has issued will reduce the return to the common stockholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the common stock;

•

when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses, which may reduce total return.

Key Personnel. The Adviser depends on the diligence, skill and network of business contacts of its senior management. For a description of the senior management team, see “The Portfolio Managers.” The senior management of the Adviser will evaluate, negotiate, structure and monitor Fund investments. The Fund’s future success will depend on the continued service of the senior management team of the Adviser. The departure of any of the senior managers of the Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser.

Potential Conflicts of Interest Risk-Allocation of Personnel. The Fund’s executive officers and directors, and the investment professionals of the Adviser, serve or may serve as officers, directors or investment professionals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed the Adviser or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its stockholders. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, some employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other PennantPark funds.

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities. In the event investment opportunities are allocated among the Fund and other investment vehicles managed or sponsored by, or affiliated with, the Adviser, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and other accounts managed by the Adviser may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Adviser for the accounts that it manages. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund.

It is possible that investment vehicles managed or sponsored by, or affiliated with, the Adviser may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Adviser accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Adviser affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Adviser affiliates or their other accounts.

Potential Conflicts of Interest Risk-Lack of Information Barriers. There are no information barriers among the Adviser and its affiliates. If the Adviser were to receive material non-public information about a particular company, or to have an interest in investing in a particular company, the Adviser or its affiliates may be prevented from investing in such company. Conversely, if the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing in such company. This risk may affect the Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies. See “Conflicts of Interest” for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Consequently, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies,” or “RICs,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and certain other securities.

Risks Associated with Fund Distribution Policy. The Fund intends to make regular distributions. In order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months or return capital in addition to current period net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the others. The Fund will make a distribution only if authorized by the Fund’s board of directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have adverse consequences to the Fund and its stockholders because it may result in a return of capital, which is, in effect, a partial return of the amount you invested in the Fund. This would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. The Fund’s distribution policy may be changed at any time by its board of directors.

If the Fund elects to issue preferred stock or notes, its ability to make distributions to holders of its common stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act.

All dividends declared in cash payable to stockholders that are participants in the Fund’s dividend reinvestment plan are generally automatically reinvested in shares of common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if Fund shares are trading at a premium and dilution if Fund shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of stockholders who participate in the plan, the level of premium or discount at which Fund shares are trading and the amount of the dividend payable to a stockholder.

No Operating History. The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Also, the Fund can offer no assurance that the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive, therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not invest in the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common stock, whether investors will realize gains or losses upon the sale of common stock will depend entirely upon whether the market price of the common stock at the time of sale is above or below the investor’s purchase price for the common stock. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common stock will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the common stock, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Anti-Takeover Provisions. The Fund’s charter and Bylaws and the Maryland General Corporation Law contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Provisions, such as classifying our Board of Directors in three classes serving staggered three-year terms, may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their common stock at some time in the future.

The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified common stock. The Board of Directors may, without stockholder approval, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

Listing of Shares	The Fund will list its shares, subject to notice of issuance, on [ ] under the ticker symbol “[ ]” and will be required to meet [ ]’s listing requirements.

Board of Directors	The directors of the Fund (the “Directors”) are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by stockholders.

Investment Adviser	PennantPark Investment Advisers, LLC serves as the Fund’s investment adviser. The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund pays the Adviser a monthly fee at an annual rate of [ ]% of an aggregate of the Fund’s Managed Assets.

During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes assets purchased using leverage.

PennantPark Investment Administration, LLC, or the Administrator, located at 590 Madison Avenue, 15th Floor, New York, NY 10022, serves as administrator to the Fund. Under an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible for calculating the net asset value of the common stock and generally managing the administrative affairs of the Fund. The Administrator is entitled to receive a monthly fee at an annual rate of [            ]% of the average daily value of the Fund’s Managed Assets. During periods when the Fund is using leverage, if any, the fees paid to the Administrator will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes assets purchased using leverage.

Distributions	Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common stockholders. The Fund expects to declare an initial monthly dividend on the Fund’s common stock within approximately [ ] days after completion of this offering and to pay that initial monthly dividend approximately [ ] days after completion of this offering. The Fund will pay common stockholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred stock and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common stock and any preferred stock issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s net asset value.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which is in effect a partial return of the amount you invested in the Fund. This which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. The Board of Directors may elect to change the Fund’s distribution policy at any time.

The Fund has adopted a dividend reinvestment plan that provides for reinvestment of dividend distributions on behalf of stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

Custodian and Transfer Agent	The custodian of the assets of the Fund will be [ ] located at [ ]. The custodian will perform custodial, fund accounting and portfolio accounting services. [ ] located at [ ], will serve as the Fund’s transfer agent and dividend paying agent with respect to the common stock.

Independent

Registered

Public Accounting Firm	The Fund has selected [ ] as its independent registered public accounting firm.

Tax Considerations	The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all of its net investment income and realized gains, if any, to its stockholders at least annually. Distributions of net investment income and net short-term capital gains generally will be taxable to the stockholders as ordinary income. The Fund’s distributions also may include other amounts that are taxable to stockholders as long-term capital gains. A portion of the Fund’s distributions may be nontaxable returns of capital, which would reduce a stockholder’s tax basis in his or her shares (and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the stockholders, depending on the stockholder’s holding period for such shares). The Fund will provide stockholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor on any potential state income tax effects of an investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in the Fund’s common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s annual operations and assume that the Fund issues approximately [            ] shares of common stock. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock.

Shareholder Transaction Expenses
Sales load (as a percentage of common share offering price)	%
Offering expenses (as a percentage of common share offering price)	%
Dividend reinvestment plan fees	%

Percentage of Net Assets Attributable to Shares of Common Stock
Annual Expenses
Management fees		%(1)
Other expenses		%
Total annual expenses		%

(1)	The Adviser will receive a monthly fee at an annual rate of [ ]% of the average daily value of the Fund’s Managed Assets.

Example

While the example assumes, as required by the SEC, a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $[            ] and estimated offering expenses of this offering of $[            ] on a $1,000 investment, assuming total annual expenses of [            ]%) and a 5% annual return throughout the periods.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

While the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund’s dividend reinvestment plan will receive a number of Fund common shares, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per common share at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding the Fund’s dividend reinvestment plan.

This Example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown.

THE FUND

PennantPark Senior Floating Rate Fund Inc. is a corporation organized under the laws of the State of Maryland and registered with the SEC under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund expects to commence its investment operations on or after [                    ]. The Fund’s principal office, including its office for service of process, is located at 590 Madison Avenue, 15th Floor, New York, New York 10022. PennantPark Investment Advisers LLC serves as the investment adviser to the Fund.

THE OFFERING

The Fund is offering shares of its common stock at an initial offering price of $[            ] per share, which price includes a sales load of [            ]% per share. These shares have been registered for sale with the SEC under the Securities Act and will be offered through a group of underwriters led by [            ]. An investor buying common stock during the Fund’s initial public offering generally must purchase at least 100 shares. The underwriters have an option to purchase up to an additional [            ] shares of common stock of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering of common stock will be approximately $ ($ if the underwriters exercise the overallotment option in full), after payment of organizational costs and offering expenses. In general, the Fund intends to use the net proceeds of this offering to attain its investment objectives and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period would have a negative impact on the Fund’s performance and its return to stockholders.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund can offer no assurance that it will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Strategies

The Fund will seek to achieve its investment objectives by investing primarily in Senior Loans. Senior Loans will hold a first lien security interest in collateral of the Borrower and will typically pay interest at rates which are determined periodically on the basis of a floating lending rate, primarily the LIBOR, plus a premium. Senior Loans are typically made to Borrowers which operate in various industries and geographical regions. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Senior Loans typically are rated below investment grade. Securities and other instruments rated below investment grade (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch. If unrated Senior Loans must be determined by the Adviser to be of comparable quality to securities generally receiving such ratings. Below investment grade securities often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Although many of the Fund’s investment securities may be rated below investment grade, the Fund reserves the right to invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.

As further described below, the Fund may invest in subordinated loans and corporate bonds. A corporate bond issuer generally pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some corporate bonds are “perpetual” in that they have no maturity date.

In addition to the types of securities and investments listed above, the Fund also may invest in: (1) loan interests and corporate bonds that are not secured by any collateral interest in the assets or securities of the Borrower; (2) other income producing securities (including U.S. Government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities); (3) rights, warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates; and (4) structured products. The Fund may also invest in CLOs or CDOs (including synthetic CLOs or CDOs), asset-backed securities, repurchase agreements, reverse repurchase agreements, cash and cash equivalents, options, futures contracts, options on futures contracts, options on swaps, forward contracts or other derivatives or financial instruments (including credit-linked notes, commodity-linked notes, indexed and inverse floating rate securities, convertible instruments and preferred stocks), shares of money market mutual funds or other investment companies or other pooled investment vehicles. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single-name credit default swaps, single-name loan credit default swaps and total return swaps and other similar transactions as described below.

The Fund expects to use derivative instruments, if at all, generally to hedge its exposure (i.e., limit its downside risk) through the use of interest rate swaps, currency swaps and credit default swaps. The Fund may also use options, futures and forward contracts or options on futures contracts for the same purpose. Likewise, the Fund may make judicious use of these instruments, as well as investments in collateralized debt and loan obligations and total return swaps, to obtain exposure to classes of assets which may not be easily obtained through direct market purchases of the underlying instruments, as well as to boost expected returns on investments in specific asset classes. In addition, the Fund may from time to time enter into total return swaps, securitization transactions and other forms of derivative securities to finance its operations.

In seeking to achieve the Fund’s investment objectives, the Adviser intends to construct and manage actively a portfolio of Senior Loans and other investments utilizing the strategies discussed below. The Adviser will seek to utilize a disciplined approach to its credit analysis and investment selection process in which the credit ratings of each Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service a Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.

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Investing in stable Borrowers with positive cash flow. The Adviser intends to invest in Borrowers believed to be stable and well established, with strong cash flows and profitability. The Adviser believes these attributes indicate Borrowers that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

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Proven management teams. The Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success. The Adviser typically will require that Borrowers have in place proper incentives to align management’s goals with the Fund’s goals.

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Private equity sponsorship. The Adviser may seek to cause the Fund to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital in a company is an implicit endorsement of the quality of that company. Further, private equity sponsors of Borrowers with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise so as to maintain their ownership position.

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Investments in different Borrowers and industries. The Adviser will seek to invest the Fund’s assets broadly among Borrowers and industries. The Adviser believes that this diversified approach will potentially reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of the Fund’s portfolio.

In managing the Fund’s portfolio, the Adviser intends to regularly and periodically monitor credit risk with a goal toward the early identification, and sale, of Senior Loans and other investments with potential credit problems. This monitoring process may include reviewing (1) a Borrower’s financial resources and operating history; (2) comparing a Borrower’s current operating results with the Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a Borrower’s sensitivity to economic conditions; (4) the performance of a Borrower’s management; (5) a Borrower’s debt maturities and borrowing requirements; (6) a Borrower’s interest and asset coverage; and (7) the relative value of an investment based on a Borrower’s anticipated cash flow.

Similar to its investment in Senior Loans and other debt investments, the Adviser intends to utilize a disciplined approach with respect to the Fund’s investments in structured products, including CLOs and CDOs. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and principal amount to support the structure and collateralize fully the tranche purchased by the Fund. Likewise, the Adviser expects to evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other Derivatives.

Under normal market conditions, at least 80% of the Fund’s Managed Assets as defined below will be invested in Senior Loans and investments with similar economic characteristics. This policy is not fundamental and may be changed by the Board of Directors of the Fund with at least 60 days’ prior written notice provided to stockholders. As described above, “Managed Assets” means the total assets of the Fund (including any assets attributable to shares of preferred stock of the Fund that may be issued or to money borrowed from banks or financial institutions or notes issued by the Fund for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

The secondary investment objective of the Fund is to seek preservation of capital, consistent with its primary goal of high current income. The ability of the Fund to achieve its secondary investment objective is limited due to the Fund’s investment policy of investing primarily in Senior Loans, which may be speculative. The Adviser will seek to achieve its secondary investment objective through a disciplined approach to its selection of credit investments and its evaluation of Borrowers. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, the Fund is classified as “non-diversified” under the Investment Company Act, and its investment portfolio may be more concentrated than the portfolios of other issuers. The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common stockholders. To offset any potentially negative impact of leverage on common stockholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or unwind other leveraged transactions. The Fund may also attempt to reduce its use of leverage by redeeming or otherwise purchasing outstanding preferred stock, if any.

To the extent Senior Loans have a floating or variable rate feature, investment in them may allow the Fund to reduce significant interest rate-related fluctuations in its net asset value per share as compared to investment companies investing primarily in fixed income securities (other than money market funds and short-term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects that acquiring interests in floating rate Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. Because floating or variable rates on Senior Loans reset periodically, however, changes in prevailing interest rates can be expected to cause some fluctuations in the

Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage if leverage is utilized. Other factors (including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) could reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

During temporary defensive periods or in order to reduce the Fund’s leverage exposure or to keep the Fund’s cash fully invested, including during the period when the net proceeds of this offering of common stock is being invested, or at other times deemed appropriate by the Adviser, the Fund may deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to consist principally of the following types of investments:

Senior Loans

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of such Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will for the term of the Senior Loan, pledge collateral, including but not limited to: (1) working capital assets, such as accounts receivable and inventory; (2) tangible fixed assets, such as real property, buildings and equipment; (3) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (4) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the Borrower’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan, which we refer to in this prospectus as the “Loan Agreement. ” In a typical Senior Loan, an agent, or the Agent, administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to exercise appropriate credit remedies against a Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent is expected to monitor the value of the collateral and, if the value of such collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under the Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Adviser may perform such tasks on the Fund’s own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other loan investors pursuant to the applicable Loan Agreement.

Senior Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans generally are not registered with the SEC or any state securities commission and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to dispose of its Senior Loans readily at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited supply or relative illiquidity of Senior Loans may adversely affect the Fund’s yield.

The Fund may purchase and retain in its portfolio Senior Loans with respect to which the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such distressed investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. However, investments in Senior Loans on a direct assignment basis may involve some additional risks to the Fund as compared to direct investments. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Fund may transact in participations in senior loans, although the Fund does not anticipate that participations will comprise a significant portion of the Fund’s portfolio. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Fund may transact in participations in prefunded letter of credit loans, or a prefunded letter of credit, or L/C loan. A prefunded L/C loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit. Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

When the Borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits by the lender. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the Borrower as either (1) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan or (2) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank and not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing a participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of such prefunded L/C loan. Accordingly, the Fund may assume the credit risk of both the Borrower and the agent bank selling a participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling such participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be highly susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated Loans

The Fund may invest in subordinated loans. Because subordinated loans are subordinated to the general obligations of a Borrower in priority of payment and/or in lien priority relative to the first lienholders related to, they are subject to the additional risk that the cash flow of the Borrower, and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. subordinated loans generally have greater price volatility and may be less liquid than Senior Loans. There is also a possibility that originators will not be able to sell participations in subordinated loans, which would create greater credit risk exposure for the holders of such loans. Subordinated loans share the same risks as other below investment grade instruments.

Corporate Bonds

The Fund may invest in corporate bonds. The investment return on corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of these securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Collateralized Loan Obligations, or CLOs

A CLO typically takes the form of a financing company (generally called a Special Purpose Vehicle, or “SPV”) created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans, such assets may also include: (1) subordinated loans; (2) debt tranches of other CLOs; and (3) equity securities incidental to investments in Senior Loans. The Fund may invest in lower ranking tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. When investing in a CLO, the Fund intends, although is not required, to invest in a CLO consisting primarily of individual Senior Loans of Borrowers and not repackaged CLO obligations from other high risk pools. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. A SPV is a company founded for the purpose of securitizing payment claims arising out of such a diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Distressed and Defaulted Securities

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more rating agencies or, if unrated, are in the judgment of the Adviser of equivalent quality. We refer to such securities in this prospectus as Distressed Securities. Investment in Distressed Securities is speculative and involves significant risks.

Equity Securities

From time to time the Fund may invest in or hold common stock and other equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective of seeking current income. Equity securities held by the Fund may be illiquid.

Non-U.S. Securities

The Fund may invest in non-U.S. securities. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, net asset value can change at times when common shares cannot be sold.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Derivatives

The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may or may not use Derivatives for hedging purposes, as a form of leverage or for speculative purposes to seek to enhance returns. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, which we refer to in this prospectus as the “net amount”. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid potential leveraging.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of Derivatives that could be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain Derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

LEVERAGE

The Fund currently anticipates utilizing leverage. The Fund may engage in leverage in an aggregate amount of up to 33 1/3% of its Managed Assets (which would be equivalent to 50% of the Fund’s net assets) at the time the leverage is incurred in order to buy additional securities. The Fund may issue preferred stock and/or notes and it may also borrow funds from banks and other financial institutions. The use of borrowings to leverage the common stock can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of the Fund’s common stock. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common stockholders. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased using leverage. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common stockholders. It is expected that preferred stockholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

Preferred Stock and Notes

The Fund may incur leverage through the issuance of preferred stock and/or notes. Under the Investment Company Act, the Fund is not permitted to issue preferred stock unless, immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund’s assets less all liabilities and other indebtedness other than senior securities satisfies this 200% coverage requirement. Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets). In addition, the Fund may not declare any cash distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness.

In addition, as a condition to obtaining ratings on the preferred stock and/or notes, the terms of any preferred stock and/or notes issued would be expected to include asset coverage maintenance provisions which would require a reduction of indebtedness or the redemption of the preferred stock and/or notes in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common stock in such circumstances. In order to meet redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common stock could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund has preferred stock outstanding, two of the Fund’s directors will be elected by the holders of preferred stock voting separately as a class. The remaining directors of the Fund will be elected by holders of common stock and preferred stock voting together as a single class. In the event the Fund fails to pay dividends on preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors of the Fund.

If the Fund issued preferred stock and/or notes, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred stock issued by the Fund. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Credit Facility

The Fund may also negotiate with one or more large commercial banks to arrange a floating rate credit facility, which we refer to in this prospectus as the “Credit Facility”, pursuant to which the Fund would be entitled to borrow an amount up to approximately 33 1/3% of the Fund’s Managed Assets, less any amount of then existing leverage, including from the issuance of preferred stock and/or notes. Any such borrowings would constitute financial leverage. The Fund may choose not to enter into such a Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets, or 50% of the Fund’s net assets). In addition, the Fund is not permitted to declare any cash distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money or issues notes, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund expects that a Credit Facility would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Credit Facility, or, if it does, that the Fund would receive terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred stock or debt securities.

The Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that may be experienced by the Fund. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33 1/3% of the Fund’s Managed Assets (or 50% of the Fund’s net assets), net of expenses, and the Fund’s currently projected dividend and/or interest rate of [            ]% on its preferred stock and/or notes. The Fund’s common stock must experience an annual return of [            ]% in order to cover annual dividend and/or interest payments on preferred stock and/or notes.

Assumed portfolio total return (net of expenses)	(10)%		(5)%		0%		5%		10%
Common stock total return		%		%		%		%		%

Common stock total return is comprised of two elements—the common stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time an investment in the Fund’s common stock may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund common stock could decline significantly and you could lose all or a part of your investment.

General

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and have remained as such through the date of this prospectus. Despite actions of the U.S. federal government and foreign governments, these events have contributed to general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act. The Dodd-Frank Act grants regulatory authorities such as the Commodity Futures Trading Commission and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including responding to investigations and implementing new policies and procedures.

Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Due to macroeconomic conditions, some Borrowers may be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

These developments also: (1) may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis; (2) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common stock; and (3) may adversely affect the broader economy, which, in turn, may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s common stock.

Principal Risks Relating to Fund Investments

Investment and Market Risk

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common stock represents an indirect investment in the portfolio of Senior Loans and other securities owned by the Fund. The value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common stock may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of stockholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Senior Loans Risk

Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investment in Senior Loans rated below investment grade is considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to pre-payment risk. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity, can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. However, the purchaser’s rights following such assignment can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower. As a result, the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. This would expose the Fund to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation to the same extent that the Fund would otherwise conduct due diligence if it were investing directly in the Senior Loan. This may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated to the general obligations of a Borrower in priority of payment and/or in lien priority relative to the first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for unsecured subordinated loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities Risk

The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade. Non-investment grade or “high yield” fixed income or convertible securities, often referred to as “leveraged loans,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments which have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on such securities, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Credit Risk

Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by such Borrower’s creditworthiness and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit Derivatives, which may expose it to additional risk in the event that the securities underlying the Derivatives default.

Prepayment Risk

The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among loan investors. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding and possibly decreasing the Fund’s income and distributions to stockholders. Prepayments cannot be predicted with accuracy. This is known as prepayment or “call” risk. Below investment grade securities frequently have call protection features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and subordinated loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds of prepaid loans received on terms as favorable as the prepaid loan.

Interest Rate Risk

Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans or similar securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value.

Liquidity Risk

The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. Where a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and Defaulted Securities Risk

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more rating agencies or, if unrated, are in the judgment of the Adviser of equivalent quality. Investment in Distressed Securities is speculative and involves significant risks.

The Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Structured Products Risk

The Fund may invest in structured products, including CLOs, structured notes and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the critical factor or factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risks

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for over-the-counter, or OTC, option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions. The Fund, to the extent permitted under applicable law may enter into options on swap agreements, or swaptions, on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

General Risks Relating To Derivatives. The use of Derivatives may subject the Fund to the following risks:

•

Credit Risk — the risk that a counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Some participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty in a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially.

•	Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Leverage Risk — the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve significant leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC Derivatives.

•

Correlation Risk — the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings being hedged or of the particular market or security to which the Fund seeks exposure.

•

Index Risk — if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to an amount below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Other Risks Relating to Fund Investments

Investments in Equity Securities Incidental to Investments in Senior Loans

From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investments in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Senior Loans of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (1) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (2) engages in inequitable conduct to the detriment of the other creditors; (3) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (4) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Non-U.S. Securities Risk

The Fund may invest in securities, including Senior Loans and subordinated loans, of non-U.S. issuers or Borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when shares of the Fund’s common stock are not priced, net asset value can change at times when shares of common stock cannot be sold.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government Debt Securities Risk

U.S. Government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Government Intervention in the Financial Markets

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Principal Risks Relating to Fund Operations

Leverage Risk

The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets (50% of its net assets) at the time the leverage is incurred in order to buy additional securities. The Fund may obtain leverage by issuing preferred stock and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common stock dividends, but also creates risks for the holders of common stock. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common stockholders. If issued, the Fund will have to pay dividends on its preferred stock or interest on its notes or borrowings. These, in turn, will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred stock and/or notes as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common stock, such that holders of preferred stock and/or notes would have priority over the common stockholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred stock is and outstanding, holders of the preferred stock would elect two directors of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs. If the preferred stock was limited in its term, redemptions of such preferred stock would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common stockholders. In addition, if the Fund elects to issue preferred stock or notes its ability to make distributions to stockholders of its common stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act.

In addition, the Fund has agreed to pay (and the holders of common stock will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred stock and/or notes issued by the Fund, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred stock and/or notes will result in a higher yield or return to the holders of the common stock. If the Fund offers and/or issues preferred stock and/or notes, the costs of the offering will be borne immediately by the Fund’s common stockholders and result in a reduction of the net asset value of the common stock.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common stock to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common stock. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common stock.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common stockholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate (if any) of the common stock than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred stock and/or notes that the Fund has issued will reduce the return to the common stockholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common stock than if the Fund were not leveraged, which may result in a greater decline in the market price of the common stock;

•

when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses, which may reduce total return.

If the Fund issues preferred stock or notes, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred stock and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

Key Personnel

The Adviser depends on the diligence, skill and network of business contacts of its senior management. For a description of the senior management team, see “The Portfolio Managers.” The senior management of the Adviser will, among other things, evaluate, negotiate, structure and monitor Fund investments. The Fund’s future success will depend on the continued service of the senior management team of the Adviser. The departure of any of the senior managers of the Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser.

Potential Conflicts of Interest Risk-Allocation of Personnel

The Fund’s executive officers and directors, and the investment professionals of the Adviser, serve or may serve as officers, directors or investment professionals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed the Adviser or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its stockholders. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, some employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other PennantPark funds.

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities

In the event investment opportunities are allocated among the Fund and other investment vehicles managed or sponsored by, or affiliated with, the Adviser, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and other accounts managed by the Adviser may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Adviser for the accounts that it manages. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund.

It is possible that investment vehicles managed or sponsored by, or affiliated with, the Adviser may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Adviser accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Adviser affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Adviser affiliates or their other accounts.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser is paid a fee based on a percentage of the Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Some other funds or accounts managed by the Adviser or its affiliates pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

Potential Conflicts of Interest Risk-Lack of Information Barriers

There are no information barriers among the Adviser and its affiliates. If the Adviser were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Adviser or its affiliates may be prevented from investing in such company. Conversely, if the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing in such company. This risk may affect the Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies. See “Conflicts of Interest” for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and certain other securities.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months or return capital in addition to current period net investment income. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital, which is, in effect, a partial return of the amount you invested in the Fund. This would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. The Fund’s distribution policy may be changed at any time by its Board of Directors.

If the Fund elects to issue preferred stock or notes its ability to make distributions to holders of its common stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act.

All dividends declared in cash payable to stockholders that are participants in the Fund’s dividend reinvestment plan are generally automatically reinvested in shares of common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if Fund shares are trading at a premium and dilution if Fund shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of stockholders who participate in the plan, the level of premium or discount at which Fund shares are trading and the amount of the dividend payable to a stockholders.

No Operating History; Inadequate Return

The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Also, the Fund cannot assure you that the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive, therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Anti-Takeover Provisions

The Fund’s charter and Bylaws and the Maryland General Corporation Law contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. Provisions, such as classifying the Board of Directors in three classes serving staggered three-year terms, may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their stock at some time in the future.

The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified stock. The Board may, without stockholder approval, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

*    *    *    *    *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.

Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF STOCK

The Fund will list its shares, subject to notice of issuance, on [            ] under the ticker symbol “[            ]” and will be required to meet [             ]’s listing requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of: (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to stockholder approval, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law, including interpretations thereof by the SEC and its staff.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.

Make loans to other persons, except that: (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other debt securities of any type, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. However, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

Non-Fundamental Investment Restrictions:

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding shares of common stock or shares of preferred stock, if any. The Fund may not:

1.	change or alter the Fund’s investment objectives;

2.	under normal market conditions, invest less than 80% of its Managed Assets in Senior Loans and investments with similar economic characteristics. The Fund will provide stockholders with notice at least 60 days prior to changing this non-fundamental policy of the Fund unless such change was previously approved by stockholders;

3.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

4.	Purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps (including total return swaps), forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund intends to interpret its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Board of Directors

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Biographical Information. Certain biographical and other information relating to the Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (collectively, the “PennantPark Funds”) and other public directorships, including both public operating companies and registered funds.

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships
Interested Director Arthur H. Penn (47)(3)	Chief Executive Officer and Chairman of the Board of Directors	Director since October 2010; Term Expires 20	Founder, Chairman and Chief Executive Officer of PennantPark Investment Corporation since its inception in 2007. Mr. Penn also is the founder and Managing Member of PennantPark Investment Advisers, LLC. Before founding PennantPark, Mr. Penn was the co-founder of Apollo Investment Management, where he was a Managing Partner from 2004 to 2007. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He formerly was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.	2

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships
Independent Directors Marshall Brozost (43)	Director	Director since October 2010; Term Expires 20	Director of Pennant Park Investment Corporation. A Partner at the international law firm of Dewey & LeBoeuf LLP since 2007, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP and at Solomon & Weinberg LLP from 2001 to 2005.	2

Samuel L. Katz (45)	Director	Director since October 2010; Term Expires 20	Director of Pennant Park Investment Corporation. A Managing Partner since 2007 of TZP Group LLC, a private equity fund. Before joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Prior to that position, Mr. Katz was Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.	2

Adam K. Bernstein (47)	Director	Director since October 2010; Term Expires 20	Director of Pennant Park Investment Corporation. President of The Bernstein Companies, a Washington, D.C.-based real estate firm that he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000.	2

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of PennantPark Funds and Portfolios(2) Overseen	Other Directorships

Jeffrey Flug (48)	Director	Director since October 2010; Term Expires 20	Director of Pennant Park Investment Corporation. Chief Operating Officer and Financial Officer of Union Square Hospitality Group since 2009. Mr. Flug also has served as Chief Executive Officer and Executive Director from 2006 to 2008 of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty. From 2000 to 2006 Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank.	2

(1)	The address of each Director is c/o PennantPark Senior Floating Rate Fund Inc., 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	For the purposes of this table, “PennantPark Funds and Portfolios” means the following investment companies: PennantPark Senior Floating Rate Fund Inc. and PennantPark Investment Corporation.
(3)	Mr. Penn is an interested director due to his positions as an officer of the Fund and of PennantPark Investment Advisers, LLC.

Biographical Information of the Executive Officers of the Fund. Certain biographical and other information relating to the executive officers of the Fund is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Arthur H. Penn (47)	Chief Executive Officer	Since October 2010	See Above.

Aviv Efrat (46)	Chief Financial Officer and Treasurer	Since October 2010	Chief Financial Officer and Treasurer of PennantPark Investment Corporation since inception in 2007. Managing Director of PennantPark Investment Administration, LLC since inception in 2007. A Director at BlackRock, Inc. from 1997 to 2007 where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies.

(1)	The address of each officer is c/o PennantPark Senior Floating Rate Fund Inc., 590 Madison Avenue, 15th Floor, New York, New York 10022.

Stock Ownership. Information relating to each Director’s share ownership in the Fund and in all PennantPark Funds as of December     , 2010 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in PennantPark Funds

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Adviser and none of the Directors owned beneficially or of record any securities in the or the Underwriters.

Compensation of Directors. The following table sets forth the estimated compensation to be paid by the Fund to the Directors projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all PennantPark Funds for the calendar year ending December 31, 2010. The Directors who are “interested persons,” as defined in the Investment Company Act, and the Fund’s officers do not receive compensation from the Fund.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and PennantPark Fund Complex Paid to Each Director
Arthur H. Penn
Adam K. Bernstein
Marshall Brozost
Jeffrey Flug
Samuel L. Katz

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and the Fund is committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as our own ethical standards of conduct.

Director Independence

[            ] corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under [            ] corporate governance rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under [            ] corporate governance rules, the 1940 Act and our corporate governance guidelines. Our Board of Directors has determined that each of our directors, other than Mr. Penn, is independent under the listing standards of the [            ] and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management.

The Board of Directors performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors and (2) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, including the annual audit of the Fund’s financial statements, the Fund’s systems of internal controls regarding finance and accounting, and pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund’s Stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Fund’s management. Both the Audit Committee and the Nominating and Corporate Governance Committee consist solely of Independent Directors.

The Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Fund’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

The Fund believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a closed-end management investment company. Specifically, as a closed-end management investment company, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. In addition, the Fund elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As a RIC the Fund must, among other things, meet certain income source and asset diversification requirements.

The Fund believes that the extent of the Board’s and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee and the Nominating and Corporate Governance Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Fund’s independent auditors, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Fund believes that the Board’s role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board of Directors and its committees continually re-examine the manner in which they administers their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the Fund’s needs.

Board of Directors Composition and Leadership Structure.

The 1940 Act requires that at least a majority of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund. Currently, four of the Fund’s five directors are Independent Directors; however the Chairman of the Board of Directors is an interested person of the Fund. The Independent Directors believe that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of Directors of the Fund results in greater efficiencies in managing the Fund by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman, and the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The Board of Directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such are not affiliated with the Adviser or PennantPark Investment Administration, LLC (the “Administrator”), is appropriate in light of the services that the Adviser and the Administrator provides to the Fund and the potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be an effective Board Member. The Board of Directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board of Directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law); public service or academic positions, experience from service as a board member (including the Board of Directors of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board of Directors meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s counsel. Both Independent Directors’ and Fund’s counsels have significant experience advising funds and fund board members. The Board of Directors and its Committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Role of the Chairman and Chief Executive Officer

As Chairman of the Board of Directors and Chief Executive Officer, Mr. Penn assumes a leading role in strategic planning and supports initiatives of the Fund. Mr. Penn also manages the day-to-day operations of the Fund, with the support of the other investment professionals and officers. As Chief Executive Officer, Mr. Penn has general responsibility for the implementation of the policies of the Fund, as determined by the Board of Directors, and for the management of the business and affairs of the Fund.

Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Fund

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Arthur H. Penn

The Board benefits from Mr. Penn’s business leadership and experience and knowledge of senior loan, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as a diverse knowledge of management practices. Mr. Penn is the Founder, Chairman and Chief Executive Officer of the Fund and Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as President and Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn’s longstanding service as Chairman and Chief Executive Officer of the Fund and Managing Member of PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC provide him with a specific and valuable understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Adam K. Bernstein

Mr. Bernstein brings to the Board 25 years of experience in leading a real estate development, investment and management business in the Mid-Atlantic region of the United States. Mr. Bernstein affords the Board his vast experience in the area of strategic and financial planning and capital and risk management. Mr. Bernstein is President of The Bernstein Companies, a Washington D.C.—based real estate firm which he joined in 1986. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000. Mr. Bernstein also is the President of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

Marshall Brozost

Mr. Brozost brings 17 years of experience in the areas of finance, private equity, mergers and acquisitions and restructurings. Since 2007, Mr. Brozost has been Partner at the international law firm of Dewey & LeBoeuf LLP, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP, which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004 and Solomon & Weinberg LLP from 2004 to 2005. Mr. Brozost also served as a vice president of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug

Mr. Flug brings to the Board expertise in fixed income, investment banking, accounting and business operations. Since 2009, Mr. Flug has been the Chief Operating and Financial Officer of Union Square Hospitality Group, an exclusive chain of restaurants. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L Katz

Mr. Katz brings to the Board a diverse knowledge of business and finance as a result of his career over the past 25 years. Mr. Katz is the Managing Partner of TZP Group, LLP a private equity fund he formed in 2007. Prior to joining TZP Group, he was CEO of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, he was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial LBOs of several hotel franchise brands, which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. The Fund requires each director to make a diligent effort to attend all Board and Committee meetings, and encourages directors to attend the Annual Meeting of Stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the [            ] corporate governance rules. Messers. Flug and Katz serve as Co-Chairman of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Fund; reviewing and discussing with management and the auditors the annual audited financial statements of the Fund, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board of Directors whether the audited financial statements should be included in the Fund’s annual report; reviewing and discussing with management and the auditors the Fund’s financial statements prior to the filings; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our Board of Directors in fair value pricing of debt and equity securities. The Board of Directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. The Fund’s Board of Directors has determined that each of Messers. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the [            ] corporate governance rules. Messrs. Bernstein and Brozost serve as co-chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee will consider Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Fund’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas Friedmann, Secretary, c/o PennantPark Senior Floating Rate Fund Inc., 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to the Fund for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the [            ] corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the Fund, taking into account the needs of the Fund and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Fund operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board of Directors, but the Committee will consider such factors as it may deem are in the best interests of the Fund and its stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluates the membership of the Board of Directors and whether the Board maintains satisfactory policies regarding membership selection.

Communication with the Board of Directors

Stockholders with questions about the Fund are encouraged to contact the Fund’s Investor Relations Department at 590 Madison Avenue, 15th Floor, New York, New York 10022 or by visiting the investor relations web page on our website at www.pennantpark.com. However, if stockholders believe that their questions have not been addressed, they may communicate with the Fund’s Board of Directors by sending their communications to Thomas Friedmann, Secretary, c/o PennantPark Senior Floating Rate Fund Inc., 590 Madison Avenue, 15th Floor, New York, New York 10022. All Stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Investment Adviser

PennantPark Investment Advisers, LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are at 590 Madison Avenue, 15th Floor, New York, New York 10022.

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to the Investment Advisory Agreement.

Advisory Fee

The Investment Advisory Agreement obligates the Adviser to provide investment advisory, management and other services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of [            ]% of an aggregate of the Fund’s Managed Assets. Fees for any partial month are appropriately pro rated. During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased using leverage.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individuals, which we refer to as the Portfolio Managers, have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Mr. Penn founded the Adviser and PennantPark Investment Corporation, a publicly traded business development corporation, in January 2007. Mr. Penn has over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. Mr. Penn is a Co-founder and former Managing Partner of Apollo Investment Management, L.P., which is the Investment Adviser of Apollo Investment Corporation, a publicly traded business development company. Mr. Penn served as the Chief Operating Officer and a member of the investment committee of Apollo Investment from Apollo Investment’s inception in April 2004 through February 2006 and was President and Chief Operating Officer of Apollo Investment from February 2006 through November 2006. Mr. Penn also served as a Managing Partner of Apollo Value Fund from 2003 through November 2006. Prior to joining Apollo, Mr. Penn served as a Managing Director of CDC-IXIS Capital Markets, as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank), Global Head of Fixed Income Capital Markets for BT Securities and BT Alex. Brown Incorporated, and Head of High-Yield Capital markets at Lehman Brothers.

The Adviser has three experienced investment professionals in addition to Mr. Penn. These professionals, Sal Giannetti, Whit Williams and Jose Briones, have an aggregate of 55 years of experience in the mezzanine, private equity and leveraged finance businesses. Prior to joining the Adviser in April 2007, Mr. Giannetti served as Partner in the private equity firm of Wilton Ivy Partners from 2004 to 2007. Before joining Wilton Ivy Partners, he was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. Prior to joining the Adviser in April 2007, Mr. Williams was an officer at UBS Securities LLC from 1996 to 2007, most recently as a Managing Director in its Financial Sponsors and Leveraged Finance Group. Prior to joining the Adviser in December 2009, Mr. Briones was a Partner of Apollo Investment Management from 2006 to 2008. Before joining Apollo, he was a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC from 2001 to 2006.

Other Accounts Managed

The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Arthur H. Penn
Jose A. Briones, Jr.
Salvatore Giannetti III
P. Whitridge Williams, Jr.

Compensation. The Adviser’s financial arrangements with its portfolio managers, including its competitive compensation and its opportunities for advancement at all levels reflect the value senior management places on its investment professionals. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus. The base salary typically reflects an investment professional’s position and seniority while the discretionary bonus is typically tied to the performance of the investment funds for which an investment professional is responsible.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide or may provide in the future, investment management services both to the Fund and other clients, including other funds as well as client accounts, proprietary accounts and other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest. We refer to such other clients, funds and accounts, collectively, as the “Other Accounts” in this prospectus. The investment program of the Fund and the Other Accounts may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

Although the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing Other Accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may invest at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other Adviser Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level. However, neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Beneficial Ownership of Securities. As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

THE ADMINISTRATOR

PennantPark Investment Administration, LLC, located at 590 Madison Avenue, 15th Floor, New York, New York 10022, serves as administrator to the Fund.

The Administrator is entitled to receive a monthly fee at the annual rate of [            ]% of the average daily value of the Fund’s Managed Assets. During periods when the Fund is using leverage, if any, the fees paid to the Administrator will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased using leverage.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this prospectus. The Adviser may also be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

The net asset value of the shares of common stock of the Fund will be computed based upon the value of the Fund’s Managed Assets. Net asset value per common share will be determined daily by the Administrator on each day that [            ] is open for business as of the close of the regular trading session on [            ]. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

In determining its net asset value, the Fund prices investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. If and when market quotations are deemed not to represent fair value, the Fund typically utilizes independent third party valuation firms to assist it in determining fair value.

Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase and reverse repurchase agreements will be valued at cost plus accrued interest.

Securities and assets for which market quotations are not readily available (including, in some cases, restricted securities) are valued using pricing methodologies developed by the Adviser or at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on [            ]. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common stockholders. The Fund will pay common stockholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred stock and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common stock and any preferred stock issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a stockholder’s tax basis in such stockholder’s shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the stockholder’s basis in such stockholder’s shares, the excess will be treated as gain from a sale or exchange of the shares. See “Tax Matters.”

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s net asset value. The Board of Directors may elect to change the Fund’s distribution policy at any time.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted a dividend reinvestment plan that provides for reinvestment of dividend distributions on behalf of stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholders to have the stockholder’s cash dividend reinvested in shares of Fund common stock. A registered stockholder may elect to receive a dividend in cash by notifying [            ], the plan administrator and Fund transfer agent and registrar, in writing so that the notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

The Fund intends to use primarily newly issued shares to implement the plan, whether Fund shares are trading at a premium or at a discount to net asset value. The Fund reserves the right to purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to the stockholder by the market price per share of common stock at the close of regular trading on [            ] on the valuation date for that dividend. The market price per share on that date will be the closing price for the shares on [            ] or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of Fund common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of Fund stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if Fund shares are trading at a premium and dilution if Fund shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of Fund stockholders who participate in the plan, the level of premium or discount at which Fund shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by the Fund. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $[            ] transaction fee plus a [            ]¢ per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the stockholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at [            ], by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at [            ] or by calling the plan administrator at [            ].

The plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at [             ].

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research might not be used by the Adviser in connection with the Fund.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of more than 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CONFLICTS OF INTEREST

The Fund’s executive officers and directors, and the partners of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed the Adviser or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its stockholders. Moreover, notwithstanding the difference in principal investment objectives between Fund and other funds or accounts managed by the Adviser or its affiliates, such other PennantPark Funds, including new potential pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those PennantPark affiliates or the Adviser), have and may from time to time have overlapping investment objectives with the Fund. Accordingly, such entities invest, whether principally or secondarily, in asset classes similar to those targeted by the Fund. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other PennantPark Funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Fund may make all such investments subject to compliance with applicable regulations and interpretations. In certain circumstances, negotiated co-investments may be made only if the Fund has received an order from the SEC permitting such investment. There can be no assurance that any such order will be sought or obtained.

In the event investment opportunities are allocated among the Fund and other investment vehicles managed or sponsored by, or affiliated with, the Adviser, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds or accounts managed by the Adviser or portfolio managers affiliated with the Adviser. Furthermore, the Fund and other accounts managed by the Adviser may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Adviser for the accounts that it manages. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that investment vehicles managed or sponsored by, or affiliated with, the Adviser may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Adviser accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Adviser affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Adviser affiliates or their other accounts.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Adviser affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability the Adviser or its affiliate. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Subject to applicable law, one or more affiliates of the Adviser may act as broker, dealer, agent, lender or advisor, or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its stockholders will be required, and no fees or other compensation payable by the Fund or its stockholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Adviser may select brokers (including affiliates of the Adviser) that furnish the Adviser directly or through correspondent relationships, with research or other appropriate services which provide, in the Adviser’s view, appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other client accounts. The Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments. Such actions or decisions will potentially increase the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other funds or accounts managed by the Adviser or its affiliates pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

There are no information barriers among the Adviser and its affiliates. If the Adviser were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Adviser or its affiliates may be prevented from investing in such company. Conversely, if the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing in such company.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

The Fund has entered into a royalty-free license agreement with PennantPark, pursuant to which PennantPark has agreed to grant the Fund a non-exclusive license to use the name “PennantPark.” Under the license agreement, the Fund has the right to use the “PennantPark” name for so long as the Adviser or one of its affiliates remains the Fund’s investment adviser.

CODE OF ETHICS

The Fund’s Board of Directors have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and have also approved the Adviser’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the Fund’s website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. A copy of the Adviser’s proxy voting policy is attached as Appendix [            ].

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling [            ], or on the SEC’s website at http://www.sec.gov. This reference to the SEC’s website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

On December     , 2010 our authorized capital stock consisted of [100,000,000] shares of stock, par value $0.001 per share, all of which were classified as common stock. Our common stock is quoted on [            ] under the ticker symbol “[            ]”. On that date there were no outstanding options or warrants to purchase our capital stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of December     , 2010, we had stockholders of record.

The following are our outstanding classes of securities as of December     , 2010:

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of [ ]
Common Stock	[ ] Shares	0 Shares	[ ] Shares

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for payment. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The rights to indemnification and advance of expenses provided by the charter and bylaws vest immediately upon election of a director or officer.

The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in [2011, 2012, and 2013], respectively, and in each case, those directors will serve until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time as we have the three independent directors and our common stock is registered under the Exchange Act, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act. Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting unless the charter provides for stockholder action by less than unanimous consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

[Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.]

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitation, including, as provided in our bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if stockholders wish to sell common shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and, as a result, its stockholders will not have the right to cause the Fund to redeem their common shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are, in turn, affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. The Fund hereby gives notice in accordance with Section 23(c) of the Investment Company Act that it may purchase its common shares at market prices from time to time in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless: (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Directors would have to comply with the Exchange Act, the Investment Company Act, [            ] and the rules and regulations thereunder.

The Fund can offer no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, stockholders should be aware that the acquisition of common shares by the Fund would decrease the total net assets of the Fund. This may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding and any amounts borrowed.

TAX MATTERS

The discussion below provides general tax information related to an investment in common shares of the Fund. Because tax laws are complex and often change, stockholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. stockholders that hold the common shares as a capital asset. A U.S. stockholders is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its stockholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market) that derive less than 90% of their gross income from the items described in (a) above and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

Distributions to stockholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned common shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares of common shares of the Fund. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the common shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund. Stockholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by stockholders) on December 31 of the year in which declared.

In general, the sale or other disposition of common shares will result in capital gain or loss to stockholders. A holder’s gain or loss generally will be a long-term gain or loss if the common shares has been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 20% for taxable years beginning after December 31, 2010 (unless Congress enacts legislation providing otherwise), while short-term capital gains and other ordinary income will be taxed at a maximum rate of 35% (increasing to 39.6% in 2011). Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a holder on the sale or exchange of common shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains with respect to such common shares. In addition, no loss will be allowed on the sale or other disposition of common shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such common shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Distributions paid to stockholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Effective January 1, 2013, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, between the underwriters named below (the “Underwriters”) and the Fund, for whom [            ] are acting as representatives of the Underwriters, or the Representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of common shares indicated below.

Name	Number of Common Shares

The Underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $             per common share under the initial offering price. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $[            ] per common share are equal to [            ]% of the initial offering price. Investors must pay for any common shares purchased on or before                     , 2010.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of              common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $            , the total Underwriters’ discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $             of which would be borne by the Fund, and the total proceeds to the Fund would be $            .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Estimated offering expenses	$	$	$	$

Proceeds, after expenses, to the Fund

The aggregate offering expenses (excluding sales load) are estimated to be $             in total, $             of which will be borne by the Fund (or $             if the Underwriters exercise their over-allotment option in full). If the Fund issues preferred shares and/or notes, the Fund’s common stockholders would also bear the expenses of such an offering.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for listing the common shares on [            ], the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($[            ]).

The Fund’s common shares have been approved for listing on [            ], subject to notice of issuance, under the trading or “ticker” symbol “[            ]”

The Fund has agreed that, without the prior written consent of [    ], on behalf of the Underwriters, it will not, during the period ending [180] days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s dividend reinvestment plan or any preferred share issuance, if any.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The Underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the Underwriters will consider the open market price of the common shares compared to the price available under the over-allotment option. The Underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. The Fund can offer no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Prior to the public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the initial capital requirements of Section 14(a) of the Investment Company Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares.

The principal business address of [                    ] is [                    ].

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Some of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain Fund officers and Fund affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund will be [                    ] located at [                    ]. The custodian will perform custodial, fund accounting and portfolio accounting services. [                    ] located at [                    ], will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Dechert LLP, Washington, D.C. and for the Underwriters by [                    ]. Dechert LLP and [                    ] may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on June 30. For tax purposes, the Fund has adopted the 12-month period ending June 30 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [                    ] as its independent registered public accounting firm. [                    ]’s principal business address is located at [                    ].

Report of Independent Registered Public Accounting Firm

[TO COME]

PennantPark Senior Floating Rate Fund Inc.

Statement of Assets and Liabilities

As of

[TO COME]

Notes to Statement of Assets and Liabilities.

[TO COME]

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS†

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, or S&P, rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings†

•	Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

†	The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,”

“CCC,” “CC,”

and “C”	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR

MINUS (-)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“i”	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L”	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“P”	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”	Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr”	The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary” Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor’s reserves the right not to issue a final rating.

“t”	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“C”	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

“q”	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

“C”	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc., or Moody’s, rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”	Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note or MTN programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating; provided that such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. or Fitch, ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols ‘AAA’—‘D’ and ‘F1’—‘D’) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings, or IDRs. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

“D”	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

NATIONAL RATINGS

National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s website to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

AAA(xxx)”	‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

“AA(xxx)”	‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

“A(xxx)”	‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

“BBB(xxx)”	‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

“BB(xxx)”	‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

“B(xxx)”	‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

“CCC(xxx)”	‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

“CC(xxx)”	‘CC’ National Ratings denote that default of some kind appears probable.

“C(xxx)”	‘C’ National Ratings denote that default is imminent.

“D(xxx)”	‘D’ National Ratings denote an issuer or instrument that is currently in default

National Short-Term Credit Ratings

“F1(xxx)”	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

“F2(xxx)”	Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

“F3(xxx)”	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

“B(xxx)”	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

“C(xxx)”	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D(xxx)”	Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

[TO COME]

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

Statement of assets and liabilities, dated as of [                        ].

(2) Exhibits

(a)	Articles of Incorporation.(1)

(b)	Bylaws.(2)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and PennantPark Credit Management, LLC (the “Adviser”). (2)

(h)(1)	Form of Underwriting Agreement.(2)

(i)	Not Applicable.

(j)	Form of Custodian Agreement.(2)

(k)(1)	Form of Transfer Agency and Service Agreement.(2)

(k)(2)	Form of Administration Agreement between Registrant and PennantPark Administration, LLC.(2)

(k)(3)	Form of License Agreement between the Registrant and the Adviser.(2)

(k)(4)	Power of Attorney.(2)

(l)(1)	Opinion and Consent of Fund Counsel.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(2)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Fund.(2)

(r)(2)	Code of Ethics of Adviser.(2)

(1)	Filed as an exhibit to the Initial Registration Statement on Form N-2 filed on November 1, 2010 and incorporated by reference herein
(2)	To be filed by amendment
*	Reference is made to Article [ ] of the Registrant’s Articles of Incorporation, filed as Exhibit (a) to the Initial Registration Statement on Form N-2 filed on November 1, 2010 and incorporated by reference herein; and to Article [ ] of the Registrant’s By-laws, filed as Exhibit (b) to this Registration Statement.

Item 26.	Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$	*
Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Underwriters’ Expense Reimbursement		*
Miscellaneous		*

Total		*

*	To be furnished by amendment.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, [                    ], a [                    ], will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, [                    ]’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at [                    ], 2010.

Title of Class	Number of Record Holders
Common shares, par value [$0.001] per share	[	]

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The rights to indemnification and advance of expenses provided by the charter and bylaws vest immediately upon election of a director or officer. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreement provides that PennantPark Investment Advisers, LLC and its officers, directors, employees, shareholders (and owners of the shareholders), employees, controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of PennantPark Investment Advisers, LLC’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, (1) to the extent such damages, liabilities, costs and expenses (A) are not fully reimbursed by insurance and to the extent that indemnification, and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in PennantPark Investment Advisers, LLC’s performance of such duties or obligations, or PennantPark Investment Advisers, LLC’s reckless disregard of such duties or obligations, and (2) otherwise to the fullest extent such indemnification would be permitted under our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31.	Business and Other Connections of Adviser

A description of the business of the Adviser is set out under the heading “Investment Advisory and Management Arrangement” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or investment professional of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

[TO COME]

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, PennantPark Senior Floating Rate Fund Inc., 590 Madison Avenue, 15th Floor, New York, New York 10022;

(2)	the Transfer Agent, [ ];

(3)	the Custodian, [ ]; and

(4)	the Adviser, PennantPark Investment Advisers, LLC, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the 16th day of December 2010.

PENNANTPARK SENIOR FLOATING RATE FUND INC.

By:	/s/ ARTHUR H. PENN
Name:	Arthur H. Penn
Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Aviv Efrat and Arthur H. Penn, each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 under the Securities Act and under the Investment Company Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ ARTHUR H. PENN	Chief Executive Officer and Director	December 16, 2010
(Arthur H. Penn)	(Principal Executive Officer)

/S/ AVIV EFRAT	Treasurer (Principal Financial Officer)	December 16, 2010
(Aviv Efrat)

/S/ JEFFREY FLUG	Director	December 16, 2010
(Jeffrey Flug)

/S/ MARSHALL BROZOST	Director	December 16, 2010
(Marshall Brozost)

/S/ SAMUEL L. KATZ	Director	December 16, 2010
(Samuel L. Katz)